                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 30, 2000

                           JENKON INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-24637                 91-1890338
-------------------------------  ------------------------      -------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)

                        7600 N.E. 41ST STREET, SUITE 350
                           VANCOUVER, WASHINGTON 98662
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (360) 256-4400


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                                                                          Page 1

ITEM 5.  OTHER EVENTS.

         Jenkon International, Inc. ("Jenkon" or the "Company") is voluntarily reporting its pro forma combined condensed statement of operations for the ten months ended April 30, 2000 as well as its pro forma combined condensed balance sheet as of April 30, 2000.

         The pro forma financial statements present the financial results of operations and financial position of the Company assuming the following events had occurred:

--       Sale of Summit V, Inc. ("Summit V") to JIA, Inc.

-- Conversion of Series B and C Redeemable Preferred Stock into Jenkon Common Stock

--       Conversion of Convertible Notes into Jenkon Common Stock

         The Sale of Summit V is subject to many contingencies, including stockholder approval and other events that are outside the Company's control. There can be no assurance that the sale of Summit V will be consummated.

         The conversion of the Redeemable Preferred Stock and the conversion of the Convertible Notes are both subject to stockholder approval. There can be no assurance that such approval will be obtained.


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                                                                          Page 2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                  Pro Forma Financial Information

                  Pro Forma Condensed Financial Statements of Jenkon International, Inc. and Subsidiaries

                  -- Introduction of Pro Forma Combined Condensed Financial Statements (Unaudited)

                  -- Pro Forma Combined Condensed Balance Sheet (Unaudited) -- April 30, 2000

                  -- Pro Forma Combined Condensed Statements of Operations (Unaudited) -- ten months ended April 30, 2000

                  -- Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)


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                                                                          Page 3

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                           STATEMENTS OF OPERATIONS OF

                   JENKON INTERNATIONAL, INC. AND SUBSIDIARIES

         Introduction of Pro Forma Combined Condensed Statements of Operations (Unaudited)

         Pro Forma Combined Condensed Balance Sheet (Unaudited)

         Pro Forma Combined Condensed Statements of Operations (Unaudited)

         Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

Introduction to Pro Forma Combined Condensed Statements of Operations
(Unaudited)

         The unaudited pro forma combined condensed balance sheet has been prepared as if the reverse acquisition of Jenkon by MMKid, disposition of Summit V, financing transaction, and conversion of all outstanding Redeemable Preferred Stock and Convertible Debt had occurred on April 30, 2000. The unaudited pro forma combined condensed statement of operation illustrates the affect of the reverse acquisition, disposition, financing transaction and conversions described as if they had occurred on July 1, 1999.

       The unaudited pro forma combined condensed financial statements of Jenkon are based upon the historical financial statements of MMKid and Jenkon. These unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations that would have been attained had the transactions actually taken place at the date indicated and do not purport to be indicative of the effects that may be expected to occur in the future.

       The accompanying unaudited pro forma combined condensed financial statements should be read in connection with the historical financial statements of MMKid (included as item 7.A in Form 8-K/A filed on February 28, 2000) and Jenkon (filed as part of Form 10-KSB for the year ended June 30,
1999) as well as Jenkon International, Inc.'s 10QSB for the period ending December 31, 1999 filed on February 22, 2000 and subsequently amended and re-filed on May 26, 2000 and for the period ending March 31, 2000 filed on May 15, 2000.

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                                                                          Page 4

                           JENKON INTERNATIONAL, INC.

                          PRO FORMA COMBINED CONDENSED
                            BALANCE SHEET (UNAUDITED)
                            -------------------------


                                                                 Historical Merger
                                                                   and Financing           Pro Forma          Pro Forma
April 30, 2000                        Jenkon           MMKid        Adjustments           Adjustments         Combined
------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and investments            $    279,772  $     617,929    $  (144,556)   2(a)   $   500,000  3(a)   $  1,253,145
   Accounts receivable - net            469,706      1,281,792       (469,706)   2(a)            --            1,281,792
   Inventory                                 --        725,000              --                   --              725,000
   Intercompany                       2,463,125    (2,463,125)              --                   --                   --
   Net assets of discontinued
      Operations                             --             --       (162,035)   2(a)       162,035  3(a)             --
   Other assets                         160,972        400,623       (129,876)   2(a)            --              431,719
                                   ------------   ------------    ------------         ------------        -------------
Total current assets                  3,373,575        562,219       (906,173)              662,035            3,691,656

   Note receivable                           --             --              --              675,000  3(a)        675,000
   Fixed assets net                     887,775        221,343       (887,775)   2(a)            --              221,343
   Long-term investments                     --        308,279              --                   --              308,279
   Goodwill                                  --      5,539,905       7,590,629   2(b)
                                                                  (11,907,000)   2(c)   (1,175,000)  3(a)
                                                                                           (48,534)  3(a)             --
   Other assets                         155,852        680,000       (155,852)   2(a)            --              680,000
                                    ----------- --------------    ------------         ------------        -------------
Total assets                       $  4,417,202  $   7,311,746    $(6,266,171)         $    113,501         $  5,576,278
                                   ============  =============    ============         ============         ============

LIABILITIES, REDEEMABLE PREFERRED STOCK AND
   STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Line of credit                  $         --  $   1,107,395    $         --         $         --         $  1,107,395
   Accounts payable and accrued
      liabilities                       766,231        442,735       (643,382)   2(a)      (91,500)  3(e)        474,084
   Deferred revenue                     869,918             --       (869,918)   2(a)            --                   --
   Convertible debt                   3,649,968             --              --              850,032  3(c)
                                                                            --          (4,500,000)  3(d)             --
                                   ------------    -----------    ------------        -------------         ------------
Total current liabilities             5,286,117      1,550,130     (1,513,300)          (3,741,468)            1,581,479

Long-term liabilities:
   Accrued severance pay                     --        161,000              --                   --              161,000
   Long-term debt                            --      1,017,242              --                   --            1,017,242
   Amount due to related party          436,500             --       (436,500)   2(a)            --                   --

Redeemable preferred stock, Series B         --             --       3,279,890   2(d)   (3,279,890)  3(b)             --
Redeemable preferred stock, Series C         --             --       3,279,891   2(d)   (3,279,891)  3(b)             --

Stockholders' equity (deficit):
   Common stock at par                    5,662          1,454         (1,454)   2(d)        24,160  3(b)
                                                                                              4,500  3(d)         34,322
   Treasury stock                     (340,000)             --              --                   --            (340,000)
   Rights in products acquired
      from related party                     --    (1,750,000)              --                               (1,750,000)
   Additional paid-in capital        12,203,404      9,232,733     (6,558,327)   2(d)
                                                                     7,590,629   2(b)
                                                                  (11,907,000)   2(c)
                                                                  (13,173,879)   2(e)     6,535,621  3(b)
                                                                                          (850,032)  3(c)
                                                                                          4,495,500  3(d)
                                                                                            113,501  3(a)      7,682,150
   Stock subscription receivable        (8,500)             --              --                   --              (8,500)
   Foreign currency translation           7,898             --              --                   --                7,898
   Accumulated deficit             (13,173,879)    (2,900,813)      13,173,879   2(e)        91,500  3(e)    (2,809,313)
                                   ------------  -------------    ------------        -------------        -------------
Total stockholders' equity (deficit)(1,305,415)      4,583,374    (10,876,152)           10,414,750            2,816,557
                                   ------------  -------------    ------------        -------------        -------------
Total liabilities, redeemable preferred
   stock and stockholders' equity
   (deficit)                        $ 4,417,202  $   7,311,746    $ (6,266,171)       $     113,501        $   5,576,278
                                    ===========  =============    =============       =============        =============


The accompanying notes are an integral part of the Unaudited Pro Forma Combined Condensed Financial Statements.


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                                                                          Page 5

                           Jenkon International, Inc.

                          Pro Forma Combined Condensed
                      Statements of Operations (Unaudited)
                      ------------------------------------



                                                                    Historical Merger
                                                                      and Financing          Pro Forma             Pro Forma
Ten Months Ended April 30, 2000         Jenkon            MMKid        Adjustments          Adjustments            Combined
----------------------------------------------------------------------------------------------------------------------------------
REVENUES                             $  3,043,859    $  1,716,816    $(3,043,859)   2(a)   $         --          $ 1,716,816
COST OF REVENUES                        1,950,169         873,157     (1,950,169)   2(a)             --              873,157
                                      -----------     -----------    ------------          ------------          -----------
Gross Profit                            1,093,690         843,659     (1,093,690)                    --              843,659

OPERATING EXPENSES:
  Product research, development and
     enhancements                       1,343,883       1,832,276     (1,343,883)   2(a)             --            1,832,276
  Selling, general and administration   3,193,475       1,027,583     (2,953,145)   2(a)             --            1,267,913
  Acquisition expense                     711,329              --       (594,766)   2(a)             --              116,563
  Goodwill amortization                        --              --          91,763   2(b)       (91,763)  3(f)             --
                                      -----------     -----------    ------------          ------------          -----------
Total operating expenses                5,248,687       2,859,859     (4,800,031)              (91,763)            3,216,752
                                      -----------     -----------    ------------          ------------          -----------
LOSS FROM CONTINUING OPERATIONS       (4,154,997)     (2,016,200)       3,706,341                91,763          (2,373,093)

OTHER INCOME (expense)
   Interest, net                      (3,821,878)        (92,840)           2,933   2(a)      3,649,968  3(c)
                                                                                                181,500  3(e)       (80,317)

   Other income (expense)                 (2,311)              --            (910)  2(a)             --              (3,221)
                                      -----------     -----------    ------------          ------------          -----------
LOSS FROM CONTINUING OPERATIONS      $(7,979,186)    $(2,109,040)    $  3,708,364          $  3,923,231         $(2,456,631)
                                     ============    ============    ============          ============          ===========

BASIC AND DILUTED LOSS PER SHARE FROM CONTINUING OPERATIONS                                                     $     (0.07)
                                                                                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING (basic and diluted) Note 3(g)                                       34,008,416
                                                                                                                ============

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Condensed Financial Statements.


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                                                                          Page 6

                          Jenkon International, Inc.

                     Notes to Pro Forma Combined Condensed
                       Financial Statements (Unaudited)
                      ------------------------------------

1.       DISCONTINUED OPERATIONS

         On April 6, 2000, Jenkon's Board of Directors entered into a Stock Purchase Agreement for the sale of Summit V. An adjustment is made to remove the results of operations, as the business is considered a discontinued operation for accounting purposes.

2.       HISTORICAL MERGER AND FINANCING ADJUSTMENTS

         The reverse acquisition of Jenkon by MMKid, the issuance of Convertible Debt, as well as the decision to sell, discontinue or dispose of the operations of Summit V occurred prior to April 30, 2000. As such, the adjustments to reflect these transactions are of historical nature and not indicative of pro forma adjustments and have thus been presented separately from the pro forma adjustments.

         (a) Elimination of the discontinued software solutions for network marketing companies involved in the direct sales industry operations.

         (b)      To record goodwill related to reverse acquisition

         (c) To adjust goodwill for loss on disposition of discontinued operations.

         (d) To record exchange of MMKid common stock and additional paid-in capital for Jenkon Redeemable Preferred Stock.

         (e)      To eliminate beginning Jenkon accumulated deficit.

         (f) To record amortization of goodwill related to reverse acquisition.


3.       PRO FORMA ADJUSTMENTS

         (a) To record the sale of Summit V to JIA, Inc., including the elimination of net assets of Summit V and remaining goodwill associated with reverse acquisition.

         (b) To record conversion of Redeemable Preferred Stock into Jenkon Common Stock.

         (c) To eliminate amortization of original issue discount on the $4,500,000 convertible debt due to the amount being a material non-recurring charge which will be expensed within twelve months (Note 3) and elimination of the remaining unamortized original issue discount.

         (d) To record conversion of Convertible Debt into Jenkon Common Stock, due to sale of Summit V to JIA, Inc.

         (e)      To eliminate interest associated with Convertible Debt.

         (f) To eliminate unamortized goodwill related to reverse acquisition.

         (g) The weighted average number of shares outstanding represents Jenkon's actual weighted average number of shares for the period presented increased by the shares issuable on completion of the pro forma adjustments as described above. Per share information is presented as if the common shares issuable were issued at the beginning of July 1999.

4.       MATERIAL NONRECURRING CHARGES

         The following material nonrecurring charges, and related tax effects, which result directly from the reverse acquisition and will be included in the Statement of Operations within the twelve months following the reverse acquisition are not reflected in the accompanying pro forma condensed Statement of Operations.


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                                                                          Page 7

         (i) Amortization of original issue discount of $4,500,000 related to the Convertible Promissory Notes.

         (ii) Goodwill amoritzation related to reverse acquisition and subsequent sale of Summit V to JIA, Inc.

         (iii) Interest at 12% on the Convertible Promissory notes for January 2000 through May 2000 which totals $228,000.

5.   EARNINGS (LOSS) PER COMMON SHARE

     The Company computes loss per common share under SFAS No. 128, "Earnings Per Share," which requires presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per common share is computed by dividing income or loss available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings (loss) per common share reflects the potential dilution that could occur if securities or other contracts, such as stock options, to issue Common Stock were exercised or converted into Common Stock. The numerator in calculating basic and diluted loss per share is reported net loss or net income. The denominator is based on the weighted-average number of 34,008,416 for basic and dilutive for the ten months ended April 30, 2000. There was no difference between basic and diluted weighted-average common shares as the stock options were anti-dilutive. The denominator excludes stock issuable upon the conversion of accrued interest on Convertible Debt payable in stock upon maturity.

     As a result of the December 16, 1999 reverse acquisition, Jenkon issued 840,000 shares of Common Stock in exchange for 5,375 shares of MMKid Common Stock. This has been treated as a stock split of 156.28 for 1 and is retroactively reflected for all periods presented.


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                                                                          Page 8

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JENKON INTERNATIONAL, INC.
                                    (Registrant)

May 30, 2000                        /s/ DAVID A. EDWARDS
---------------------               ---------------------------------------
Date                                Chief Executive Officer, Interim Chief
                                    Financial Officer, Chairman and Director

May 30, 2000                        /s/ PESSIE GOLDENBERG
---------------------               ---------------------------------------
Date                                Director and President of Multimedia K.I.D.

May 30, 2000                        /s/ CLIFFORD DEGROOT
---------------------               ---------------------------------------
Date                                Controller and Principal Accounting
                                    Officer


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